PRELIMINARY – SUBJECT TO CHANGE AND REVIEW SECTION 1 Transaction Overview 2 STRICTLY PRIVATE AND CONFIDENTIAL

PRELIMINARY – SUBJECT TO CHANGE AND REVIEW Review of Proposed Transaction Selected Terms Based on Draft Agreements as of February 24, 2025 (Subject to Change) Proposed • Saturn to acquire 100% of the fully diluted common equity of Blazing Star, excluding the shares held by the Executive Chairman (herein referred to as “SP”) Transaction Consideration to • At closing, non-SP shareholders will receive the following: 1) $11.45 per share in cash and 2) a Divested Asset Proceed Right Non-SP (“DAP Right”) that entitles each holder to up to an additional $3.00 per share for a total consideration of up to $14.45 per share Shareholders • Value based on potential net proceeds from the monetization of retained VillageMD markets, Summit, and CityMD (the “Businesses”) • Proceeds from monetization to be split 70% / 30% between Blazing Star shareholders and Saturn • Total potential proceeds to Blazing Star shareholders capped at $3.00 per share Divested Asset Proceed Right • Term: 4 years post closing. At end of term, Saturn can elect to 1) make a payment to the holders of the DAP Right based on the FMV of the remaining assets as determined by an independent investment bank or 2) extend the term for another 1 year (“DAP Right”) • Committee, which will include one rep for Saturn, SP and Blazing Star, to ensure the Businesses are run in the ordinary course and to oversee any sales process (1) • DAP Right will not be transferable / tradable • SP currently owns ~17% of the fully diluted shares outstanding of Blazing Star • SP will roll 100% of existing shares into post closing Blazing Star and is expected to own [~X%] of that entity, and will also invest SP Participation an additional amount of cash (to be determined) • SP will also enter into a customary voting agreement • Go Shop Period: 45 days from signing Go-Shop and • Match Rights: Ability to match within 4 business days of notice of a superior proposal, extended 2 business days if material changes or amendments are made to the proposal Related Provisions • Company Termination Fee: 1.5% of Blazing Star equity value if termination in connection with Go-Shop; 3.0% of Blazing Star equity value in any other circumstance Parent • To be 6.5% of Blazing Star equity value Termination Fee Source: Blazing Star Management Note: 1. Other than pursuant to a Permitted Transfer under the DAP Right agreement TRANSACTION OVERVIEW 3 STRICTLY PRIVATE AND CONFIDENTIAL

(1) Adjustments to Aggregate Value WC Normalization 709 PRELIMINARY – SUBJECT TO CHANGE AND REVIEW Opioid Liability 3,874 Dark Rent 2,543 After-Tax Everly Settlement 469 Pension Liability 448 Review of Proposed Transaction (Cont’d) Cencora Investment (593) BrightSpring Investment (207) Summary of Key Transaction Statistics Other Investments (416) Total Adjustments 6,828 Upfront Cash + Unaffected Spot Upfront Cash + Metric Upfront Cash Nominal Value of (2) (2/14/2025) NPV of DAP Right DAP Right Low NPV Value High NPV Value Cash Consideration $9.70 $11.45 $11.45 $11.45 $11.45 Value of DAP Right -- -- $3.00 $1.00 $1.68 Total Value Per Share $9.70 $11.45 $14.45 $12.45 $13.13 Premiums to: Current Spot (2/26/2025) $11.04 (12.1%) 3.7% 30.9% 12.7% 18.9% Unaffected Spot (2/14/2025) $9.70 0.0% 18.0% 49.0% 28.3% 35.4% (3) Pre-Speculation Spot (12/9/2024) $8.85 9.6% 29.4% 63.3% 40.6% 48.4% 30-Day Unaffected VWAP $10.91 (11.1%) 5.0% 32.4% 14.1% 20.4% 60-Day Unaffected VWAP $10.20 (4.9%) 12.2% 41.6% 22.0% 28.7% 90-Day Unaffected VWAP $10.03 (3.3%) 14.2% 44.1% 24.1% 31.0% LTM High (3/28/2024) $22.05 (56.0%) (48.1%) (34.5%) (43.6%) (40.4%) LTM Low (11/21/2024) $8.08 20.0% 41.7% 78.8% 54.0% 62.5% Median Price Target $11.00 (11.8%) 4.1% 31.4% 13.1% 19.4% Total Value Per Share $9.70 $11.45 $14.45 $12.45 $13.13 (x) Fully Diluted Shares Outstanding 889.1 889.1 889.1 889.1 889.1 Equity Value 8,624 10,180 12,848 11,066 11,676 (4) 9,056 9,056 9,056 9,056 9,056 (+) Debt (4) (1,740) (1,740) (1,740) (1,740) (1,740) (-) Cash Aggregate Value 15,941 17,497 20,164 18,382 18,992 (+) Adjustments to Aggregate Value 6,828 6,828 6,828 6,828 6,828 Adjusted Aggregate Value 22,769 24,325 26,992 25,210 25,820 (5) Implied Multiples (6) Adj. AV / LTM Consolidated Adj. EBITDA 3,662 6.2x 6.6x 7.4x 6.9x 7.1x (7) Adj. AV / CY2025 Consolidated Adj. EBITDA 3,602 6.3x 6.8x 7.5x 7.0x 7.2x CY 2025 P/E $1.65 5.9x 6.9x 8.7x 7.5x 7.9x CY 2026 P/E $1.48 6.6x 7.7x 9.8x 8.4x 8.9x Source: Blazing Star Management, Broker Reports, Capital IQ as of February 26, 2025 Notes: 1. Based on Blazing Star management assumptions and direction. Further detail provided on page 11 2. Refer to analysis on page 5 3. Closing price prior to 12/10/24 WSJ article regarding a possible transaction with Saturn 4. Debt and cash per 11/30/2024 balance sheet; cash includes $295MM of Cencora monetization and $254MM of proceeds from sale of Brightspring per Blazing Star Management 5. Multiples calculated based on Management Case 6. LTM EBITDA excludes $351MM of Cencora equity earnings and $149MM of SLB gain 7. CY2025 EBITDA excludes ~$126MM of Cencora equity earnings TRANSACTION OVERVIEW 4 STRICTLY PRIVATE AND CONFIDENTIAL

[***] indicates information has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. This PRELIMINARY – SUBJECT TO CHANGE AND REVIEW information has been filed separately with the Securities and Exchange Commission. Illustrative Valuation of DAP Right Based on Blazing Star Management Case for the Businesses Key Assumptions: Illustrative Economics to Blazing Star Shareholders • Asset perimeter represents $MM, unless otherwise stated certain legacy VMD markets, Management Management Operating Plan Summit Health and CityMD Extrapolations Calendar Year Ending December 31 2025E 2026E 2027E 2028E • Maximum proceeds for Blazing (5) Star capped at $3 / share Revenue 5,625 5,032 5,264 5,522 • Blazing Star shareholders entitled % Growth 14.0% 4.6% 4.9% to 70% of net proceeds Adj. EBITDA (30) 105 191 256 • At direction of management, % Margin (0.5%) 2.1% 3.6% 4.6% assumes sale in December 2027 [***] • Proceeds discounted to valuation (1) (253) (77) 3 72 Unlevered Free Cash Flow date of 2/28/2025 Cumulative Cash Flow (169) (246) (243) (171) • Discount rate based on Blazing Illustrative Sale Economics Star Wholeco WACC Gross Purchase Price at 13x LTM EBITDA 1,368 2,489 3,332 • Does not take into account asset (2) (-) Transaction Expenses (21) (37) (50) funding, shareholder level tax (-) Taxes – – – consequences, liquidity discounts or trading dynamics associated (+) Cumulative Cash Flow (246) (243) (171) with the DAP Right Net Proceeds 1,101 2,208 3,111 Value to Blazing Star Shareholders Summary of Selected Provider (3) 771 1,546 2,178 Allocation of Net Proceeds (70% of Net Proceeds) (6) Precedent Transactions : Nominal Value Per Share $0.87 $1.74 $2.45 • Reviewed 23 transactions where Present Value Per Share at 9.6% Discount Rate $0.73 $1.34 $1.72 information is publicly available (4) 22.7x Sensitivity Analysis on Present Value per Share Assumed LTM AV/EBITDA Sale Multiple 2026E Exit 2027E Exit 2028E Exit 13.5x 12.6x 10.0x $0.53 $1.00 $1.30 9.2x 13.0x $0.73 $1.34 $1.72 16.0x $0.94 $1.68 $2.11 Notes: 4. Valuation date of 2/28/2025. Illustrative transaction close of 12/31; 1. CY2025E includes Cash from Sale of and Assumes proceeds are discounted at mid-point Blazing Star WACC [***] Low High Median Mean Unlevered Free Cash Flow received between 11/30/2024 and of 9.6% 12/31/2025 5. Per fully diluted share count of 889.1 as of 11/30/2025. Per share 2. Transaction expenses assumed equal to 1.5% of gross purchase values based on BSO of 864MM based on 10Q 2025 company Low / High NPV of DAP Right price filings and 18MM of RSUs and 7MM of PSUs as presented on page 4 3. Blazing Star shareholders receive 70% of proceeds at time of sale 6. Further detail provided on page 33 per DAP Right Agreement TRANSACTION OVERVIEW 5 STRICTLY PRIVATE AND CONFIDENTIAL

PRELIMINARY – SUBJECT TO CHANGE AND REVIEW SECTION 2 Review of Financial Analysis 6 STRICTLY PRIVATE AND CONFIDENTIAL

[***] indicates information has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. This PRELIMINARY – SUBJECT TO CHANGE AND REVIEW information has been filed separately with the Securities and Exchange Commission. Basis of Presentation • Morgan Stanley has conducted a multi-criteria financial analysis of Blazing Star • Morgan Stanley assumed and relied, without independent verification, upon the accuracy and completeness of all financial information and data provided General • Morgan Stanley has considered the results of all analyses undertaken and assessed as a whole, and did not draw, in Approach isolation, conclusions from or with regard to any one factor or method of analysis • Certain market data for Blazing Star presented as of February 14, 2025, (“Unaffected Date”), the last trading date before market speculation of a revived transaction • All other market data presented as of February 26, 2025, unless otherwise noted • Blazing Star has directed Morgan Stanley to base its analysis on management’s latest projections provided on February 26, 2025 (referred to herein as the “Management Case”), which reflects the board approved plan for FY2025-FY2027 (adjusted as described below) and extrapolations for FY2028-2029 that have been approved by Blazing Star management for use by Morgan Stanley • The FY2025-FY2027 plan has been adjusted by management to reflect: Blazing Star – Updates to FY2025 based on Q1 FY25 results and recent business trends / developments Management – Modified assumptions regarding the treatment of legacy VillageMD markets, Summit and CityMD (analysis reflects Financials and Balance 100% ownership of VillageMD economics) Sheet Inputs – Monetization of certain [***] • Analysis based on actual reported Q1 FY25 balance sheet as of November 30, 2024 • In addition, Management has provided assumptions and direction to Morgan Stanley regarding the treatment of certain non-operating assets and liabilities for use in its analysis – Present value of net liabilities is ~$6.8Bn as summarized on page 11 DAP Right • At direction of management, analysis assumes Businesses are sold to a third-party acquirer in December 2027 Treatment REVIEW OF FINANCIAL ANALYSIS 7 STRICTLY PRIVATE AND CONFIDENTIAL

Bridge to LTM Adj. EBITDA FY2024 FY2025 PRELIMINARY – SUBJECT TO CHANGE AND REVIEW Q2 Q3 Q4 Q1 LTM EBITDA 1,310 1,018 837 998 4,162 (-) Cencora Earnings (101) (101) (82) (67) (351) (-) SLB Gain -- -- (149) -- (149) Summary of Blazing Star Financials Adj. EBITDA 1,209 917 606 931 3,662 Forecasts Based on Management Case (Consolidated) | Fiscal Year Ending Aug 31 2022A 2023A 2024A 2025E 2026E 2027E 2028E 2029E Historical Management Case FY'24A - FY'29E CAGR (%) Management Operating Plan Management Extrapolations Revenue ($MM) USRP 109,078 110,314 115,778 122,104 120,760 125,156 128,911 132,778 2.8% International 21,830 22,198 23,552 24,071 25,380 26,613 27,678 28,785 4.1% US Healthcare 1,795 6,570 8,345 8,414 7,793 8,404 8,992 9,501 2.6% Corporate 0 (0) (16) (4) (4,059) (4,256) (4,384) (4,515) NM Total 132,703 139,081 147,658 154,584 149,874 155,917 161,197 166,548 2.4% USRP as a % of Total 82.2% 79.3% 78.4% 79.0% 80.6% 80.3% 80.0% 79.7% Revenue Growth (%) USRP 1.1% 5.0% 5.5% (1.1%) 3.6% 3.0% 3.0% International 1.7% 6.1% 2.2% 5.4% 4.9% 4.0% 4.0% US Healthcare 266.0% 27.0% 0.8% (7.4%) 7.8% 7.0% 5.7% Corporate NM NM NM NM 4.9% 3.0% 3.0% Total 4.8% 6.2% 4.7% (3.0%) 4.0% 3.4% 3.3% Adj. EBITDA ($MM) USRP Excl. Equity Earnings in Cencora 5,682 4,508 3,022 2,216 2,218 2,313 2,383 2,454 (4.1%) International 1,049 1,224 1,126 1,151 1,240 1,312 1,365 1,419 4.7% US Healthcare (312) (376) 66 320 665 891 1,076 1,203 78.9% Equity Earnings in Cencora 418 252 213 181 16 -- -- -- Corporate (173) (155) (163) (158) (377) (381) (381) (381) NM Total 6,664 5,453 4,263 3,710 3,763 4,136 4,442 4,696 2.0% USRP Excl. Equity Earnings in Cencora 85.3% 82.7% 70.9% 59.7% 59.0% 55.9% 53.6% 52.3% as a % of Total Adj. EBITDA Margin (%) USRP Excl. Equity Earnings in Cencora 5.2% 4.1% 2.6% 1.8% 1.8% 1.8% 1.8% 1.8% International 4.8% 5.5% 4.8% 4.8% 4.9% 4.9% 4.9% 4.9% US Healthcare (17.4%) (5.7%) 0.8% 3.8% 8.5% 10.6% 12.0% 12.7% Corporate NM NM NM NM 9.3% 9.0% 8.7% 8.4% Total 5.0% 3.9% 2.9% 2.4% 2.5% 2.7% 2.8% 2.8% Adj. EPS ($) $5.04 $3.98 $2.88 $1.77 $1.43 $1.59 $1.77 Source: Blazing Star Management REVIEW OF FINANCIAL ANALYSIS 8 STRICTLY PRIVATE AND CONFIDENTIAL

[***] indicates information has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. This PRELIMINARY – SUBJECT TO CHANGE AND REVIEW information has been filed separately with the Securities and Exchange Commission. Summary of Management Cash Flow Forecast Blazing Star Management Case Unlevered Free Cash Flow Build $MM, unless otherwise stated Management Operating Plan Management Extrapolations Fiscal Year Ending August 31 Q2-Q4 2025E 2026E 2027E 2028E 2029E Revenue 115,146 149,874 155,917 161,197 166,548 % YoY Growth (3.0%) 4.0% 3.4% 3.3% (1) Consolidated Adj. EBITDA 2,750 3,763 4,136 4,442 4,696 % Margin 2.4% 2.5% 2.7% 2.8% 2.8% (-) Depreciation (1,116) (1,560) (1,569) (1,591) (1,612) (-) Stock-Based Compensation (144) (259) (274) (286) (297) (2) (264) (215) (163) (125) (114) (-) Non-GAAP Cash Expenses Adj. EBITA excl. Non-GAAP Expenses 1,226 1,728 2,130 2,441 2,672 % Margin 1.1% 1.2% 1.4% 1.5% 1.6% (-) Taxes (259) (327) (481) (552) (604) % Effective Tax Rate 21.1% 18.9% 22.6% 22.6% 22.6% NOPAT 967 1,402 1,648 1,889 2,068 (+) Depreciation 1,116 1,560 1,569 1,591 1,612 (-) Capital Expenditures (859) (1,163) (1,210) (1,172) (1,176) (+) (Increase) / Decrease in NWC 1,727 527 194 (54) (30) [***] (+) Cencora Monetization 307 286 – – – (+) Cencora AOI Net of Dividends (98) – – – – (+) After-Tax Non-Dark Rent ROU Lease Assets (33) (33) (18) – – (+) After-Tax Legal Settlements (excl. Opioids and Everly) (173) (20) (19) – – [***] (-) UK Pension Contribution – (437) – – – (3) (-) Other 141 (109) (57) – – Unlevered Free Cash Flow 3,174 1,862 1,876 2,179 2,399 Source: Blazing Star Management Notes: 1. Adj. EBITDA assumes 100% ownership of VMD Markets, Summit and CityMD given default under VillageMD’s Secured Loan from Blazing Star and subsequent forbearance agreement 2. Includes Legal, Severance, Consultant, Transformational Cost Management, Acquisition, Impairment and Other costs 3. Includes treasury, FX, anti-dilutive share purchase, among other REVIEW OF FINANCIAL ANALYSIS 10 STRICTLY PRIVATE AND CONFIDENTIAL

PRELIMINARY – SUBJECT TO CHANGE AND REVIEW Blazing Star Non-Operating Assets and Liabilities Based on Management Assumptions and Direction Adjustment to Non-Operational Assets and Liabilities Consideration Aggregate Value ($MM) • Difference driven by quarter-end dynamics in net working capital. Adjustment reflects normalized view of net Working Capital Normalization 709 working capital • NPV of legal settlements to be paid over the next 15 years from Opioid litigation cases in 2023. See schedule Opioid Liability 3,874 on page 35 for more detail. • NPV of costs associated with store footprint optimization and closures (remaining lease payments, net of any Dark Rent 2,543 sublease income). See schedule on page 36 for more detail. After-Tax Everly Settlement 469 • Company has reached an agreement of $595MM to be paid out for Everly Litigation case • NPV of remaining committed payments to Company’s Boots Pension Plan covering employees in the UK. Pension Liability 448 Payments split across 2025 and 2026 • Remaining monetization of Cencora variable prepaid forward (“VPF”) settlements expected to occur over 2-3 Cencora Investment (593) tranches in 2025 and 2026 • Sell-down of remaining Brightspring stake (11.2MM shares) expected to occur in 2025 at 4.5% discount to spot BrightSpring Investment (207) rate as of 2/26/2025 • Primarily relates to Company’s equity holdings in China – Sinopharm Medicine Holding Guoda Drugstores Co., Other Investments (416) Ltd (“Guoda”), and Nanjing Pharmaceutical Company Limited (“Nanjing”) Total Adjustments 6,828 Source: Blazing Star Management REVIEW OF FINANCIAL ANALYSIS 11 STRICTLY PRIVATE AND CONFIDENTIAL

PRELIMINARY – SUBJECT TO CHANGE AND REVIEW Blazing Star Downside Sensitivity Analysis Blazing Star Management Case | Potential Impact of Other Liabilities Other Liabilities: Downside Sensitivity on DCF Value $ / Share, unless otherwise stated • There are potential liabilities related to the outstanding IRS tax (1) dispute and DOJ lawsuit that Implied DCF Value have not been explicitly factored into the analysis but represent Assumed NPV of Other Illustrative Value additional potential downside to Low Mid High (2) Liabilities ($MM) Impact Per Share Blazing Star shareholders • Tax: The IRS is seeking $2.7 billion for unpaid taxes due to alleged issues over transfer -- -- $11.70 $15.75 $20.00 pricing. The taxes relate to Blazing Star’s acquisition of the remaining stake in Boots 500 ($0.56) $11.14 $15.19 $19.43 • DOJ: On 1/17/25 the DOJ announced that it had filed suit against Blazing Star, alleging the 1,000 ($1.12) $10.58 $14.62 $18.87 company knowingly dispensed millions of unlawful prescriptions in violation of the Controlled 1,500 ($1.69) $10.02 $14.06 $18.31 Substances Act (CSA), and sought reimbursement for these Rx from federal health care programs in violation of the False 2,000 ($2.25) $9.45 $13.50 $17.75 Claims Act (FCA). The DOJ's press release notes that if held liable, Blazing Star would face 2,500 ($2.81) $8.89 $12.94 $17.18 civil penalties of up to $80.9k for each unlawful prescription filled in violation of the CSA 3,000 ($3.37) $8.33 $12.38 $16.62 – Selected sellside analysts currently estimate this liability between $1.0Bn – $2.5Bn Source: Blazing Star Management Notes: 1. Assumes valuation date of 2/28/2025; Discounting based on WACC range of 9.0% - 10.3%; Terminal AV / EBITDA multiple range of 5.0x – 7.0x 2. Per fully diluted share count of 889.1 as of 11/30/2025. Per share values based on BSO of 864MM based on 10Q 2025 company filings and 18MM of RSUs and 7MM of PSUs REVIEW OF FINANCIAL ANALYSIS 14 STRICTLY PRIVATE AND CONFIDENTIAL

PRELIMINARY – SUBJECT TO CHANGE AND REVIEW APPENDIX Supplementary Materials 15 STRICTLY PRIVATE AND CONFIDENTIAL

PRELIMINARY – SUBJECT TO CHANGE AND REVIEW Perspectives on Current Market Capitalization Market Data as of Unaffected Date of February 14, 2025 | Balance Sheet as of November 30, 2024 Street View Street View (1) Aggregate Value Walk Inside View Customary Adjustments Additional Adjustments Share Price as of Unaffected Date of February 14, 2025 $9.70 $9.70 $9.70 FDSO 889 889 889 Equity Value 8,624 8,624 8,624 (+) Gross Debt 9,056 9,056 9,056 (2) (-) Cash and Cash Equivalents (1,740) (1,740) (1,740) (+) Net Debt 7,316 7,316 7,316 (+) Working Capital Normalization -- -- 709 (3) (+) Opioid Liability -- 3,000 3,874 (4) -- 2,300 2,543 (+) Dark Rent (5) (+) After-Tax Everly Settlement -- 469 469 (+) Pension Liability -- 448 448 (6) 1,332 1,332 -- (+) NCI Adjustment (-) Cencora Investment (593) (593) (593) (7) (-) BrightSpring Investment (207) (207) (207) (-) Other Investments (416) (416) (416) Aggregate Value 16,057 22,275 22,769 AV Implied Metrics (8) LTM 11/30/2024 Consolidated Adj. EBITDA ($3,662MM) 4.4x 6.1x 6.2x AV / CY2025E Consolidated Adj. EBITDA per Street Consensus ($3,137MM) 5.1x 7.1x 7.3x (9) AV / CY2025E Consolidated Adj. EBITDA per Management ($3,602MM) n.a. n.a. 6.3x Source: Capital IQ as of Unaffected Date of February 14, 2025, Company Filings, Blazing Star Management Notes: 6. Inside View assumes 100% ownership of VMD Markets, Summit and CityMD given default under VillageMD’s Secured Loan 1. Street view includes standard bridging items (i.e. cash and debt, etc.). Select adjustments based on publicly available from Blazing Star and subsequent forbearance agreement information. Inside view reflects incremental information provided by Blazing Star Management 7. BrightSpring investment calculated as ~$11.2MM remaining shares owned by Blazing Star multiplied by BrightSpring share 2. Total cash and cash equivalents includes $295MM of Cencora monetization and $254MM of proceeds from sale of Brightspring price as of February 26, 2025 discounted by 4.5% per Blazing Star management 8. LTM EBITDA excludes $351MM of Cencora equity earnings and $149MM of SLB gain 3. Opioid liability recognized by selected analysts and rating agencies as a $3.0Bn debt-like item 9. CY2025 EBITDA excludes ~$126MM of Cencora equity earnings 4. Blazing Star estimated $2.2Bn-$2.4Bn costs associated with store closures in August 31, 2024 10-K 5. Tax affected per FY2025E adjusted effective tax rate of 21.1%. Settlement agreement filed in February 25, 2025 8K SUPPLEMENTARY MATERIALS 16 STRICTLY PRIVATE AND CONFIDENTIAL

PRELIMINARY – SUBJECT TO CHANGE AND REVIEW 1b SOTP Analysis | US Retail & International Public Comparable (1)(2) Companies by Segment (3) Agg. Market Revenue EBITDA CY2024 – CY2026E CAGR EBITDA Margin AV / EBITDA P/E Lease Adjusted Net Debt (7) Value Cap CY2025E CY2026E CY2025E CY2026E Revenue EBITDA EPS CY2025E CY2026E CY2025E CY2026E CY2025E CY2026E 2024 EBITDAR (4) CVS 145,407 81,697 387,885 409,825 15,862 17,607 4.8% 10.0% 12.0% 4.1% 4.3% 9.2x 8.3x 10.9x 9.4x 4.6x Other US Retail Target 72,058 57,497 109,132 113,121 8,818 9,375 3.1% 5.7% 8.3% 8.1% 8.3% 8.2x 7.7x 13.3x 12.2x 2.1x (5) Kroger 57,403 47,015 149,333 152,764 8,043 8,307 1.7% 3.0% 6.9% 5.4% 5.4% 7.1x 6.9x 13.3x 12.6x 2.0x Dollar General 22,155 16,357 42,315 44,316 2,996 3,189 4.5% 5.5% 6.2% 7.1% 7.2% 7.4x 6.9x 12.4x 11.4x 3.6x Albertsons 19,782 12,163 81,266 82,913 3,963 4,044 1.8% (0.3%) (1.4%) 4.9% 4.9% 5.0x 4.9x 9.3x 8.8x 2.5x Dollar Tree 18,769 16,016 31,971 33,286 2,853 3,074 3.9% 7.4% 12.8% 8.9% 9.2% 6.6x 6.1x 12.2x 10.8x 2.0x Mean 82,803 85,280 5,335 5,598 3.0% 4.3% 6.6% 6.9% 7.0% 6.9x 6.5x 12.1x 11.1x 2.5x Median 81,266 82,913 3,963 4,044 3.1% 5.5% 6.9% 7.1% 7.2% 7.1x 6.9x 12.4x 11.4x 2.1x Blazing Star US Retail – – 121,656 122,226 2,342 2,261 1.8% (12.5%) – 1.9% 1.8% – – – – International Tesco 37,727 32,634 90,796 92,927 5,094 5,299 2.6% 5.3% 10.4% 5.6% 5.7% 7.4x 7.1x 13.1x 12.0x 2.5x Ulta 17,119 17,098 11,649 12,260 1,669 1,798 4.3% 1.3% 4.5% 14.3% 14.7% 10.3x 9.5x 15.6x 14.0x 0.9x (6) Marks & Spencer 8,681 9,556 17,977 18,616 1,594 1,672 3.9% 6.4% 9.2% 8.9% 9.0% 5.4x 5.2x 11.6x 10.7x 1.5x Fielmann 3,339 3,689 2,592 2,722 456 500 6.8% 13.6% 18.9% 17.6% 18.4% 7.3x 6.7x 18.4x 16.5x 0.4x Mean 30,754 31,631 2,203 2,317 4.4% 6.7% 10.7% 11.6% 11.9% 7.6x 7.1x 14.7x 13.3x 1.3x Median 14,813 15,438 1,632 1,735 4.1% 5.8% 9.8% 11.6% 11.8% 7.4x 6.9x 14.4x 13.0x 1.2x Blazing Star International – – 24,507 25,791 1,181 1,264 4.3% 5.6% – 4.8% 4.9% – – – – Sources: Company filings, Capital IQ as of February 26, 2025, Blazing Star Management Case, Moody’s Notes: 1. Multiples for IFRS reporters shown on a U.S. GAAP basis for comparability; aggregate values are net of capital leases, and estimated rent is deducted from EBITDA 2. Blazing Star figures represent Management Case, converted to calendar year basis using weighted average, and are as of the Unaffected Price date of February 14, 2025. Segment figures unburdened for corporate eliminations 3. 2024A for companies that have reported 2024 results, 2024E for remainder 4. CVS cash adjusted to only include cash held at the parent company level or by nonrestricted subsidiaries; pro forma for $3Bn NPV of Opioid liability per Moody’s 5. Pro forma for $1.1Bn opioid settlement commitments per company filings 6. Excluding the 50% stake in the Ocado Retail JV (carrying value as at Sep-24: £655MM) 7. Rent expense for US GAAP reporters is estimated by using latest available annual lease costs, excluding finance leases SUPPLEMENTARY MATERIALS 22 STRICTLY PRIVATE AND CONFIDENTIAL

[***] indicates information has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. This PRELIMINARY – SUBJECT TO CHANGE AND REVIEW information has been filed separately with the Securities and Exchange Commission. 1b SOTP Analysis | Healthcare Public Comparable Companies by Segment Agg. Market Revenue EBITDA CY'24 - CY'26E CAGR EBITDA Margin AV / Revenue AV / EBITDA P / E Company Value Cap. 2024 2025 2026 2024 2025 2026 Revenue EBITDA EPS 2025 2026 2025 2026 2025 2026 2025 2026 US Healthcare IQVIA 46,076 34,140 15,405 15,900 16,927 3,684 3,821 4,100 4.8% 5.5% 9.1% 24.0% 24.2% 2.9x 2.7x 12.1x 11.2x 16.1x 14.4x Icon plc 18,841 15,991 8,282 8,354 8,813 1,736 1,680 1,828 3.2% 2.6% 6.1% 20.1% 20.7% 2.3x 2.1x 11.2x 10.3x 14.0x 12.4x Encompass 12,521 10,109 5,373 5,853 6,365 1,104 1,183 1,290 8.8% 8.1% 9.7% 20.2% 20.3% 2.1x 2.0x 10.6x 9.7x 20.6x 18.6x Medpace 10,037 10,706 2,109 2,159 2,361 480 475 524 5.8% 4.5% 5.8% 22.0% 22.2% 4.6x 4.3x 21.1x 19.1x 26.7x 24.0x (1) OptionCare 6,384 5,548 4,998 5,330 5,815 444 456 505 7.9% 6.6% 14.6% 8.5% 8.7% 1.2x 1.1x 14.0x 12.7x 23.8x 20.5x (2) BrightSpring 6,120 4,258 11,226 11,871 13,282 586 551 619 8.8% 2.7% 17.9% 4.6% 4.7% 0.5x 0.5x 11.1x 9.9x 34.5x 23.6x Concentra 4,310 2,916 1,900 2,046 2,140 375 413 446 6.1% 9.0% 4.9% 20.2% 20.8% 2.1x 2.0x 10.4x 9.7x 17.5x 14.9x LifeStance 3,061 2,874 1,238 1,391 1,578 111 126 162 12.9% 21.2% NM 9.0% 10.3% 2.2x 1.9x 24.3x 18.9x NM NM Privia 2,777 3,152 2,901 3,221 3,589 89 107 128 11.2% 19.7% 182.9% 3.3% 3.6% 0.9x 0.8x 26.1x 21.8x 27.2x 22.9x Fortrea 2,448 1,411 2,704 2,729 2,871 221 280 330 3.0% 22.4% 84.4% 10.2% 11.5% 0.9x 0.9x 8.8x 7.4x 11.7x 8.6x Aveanna 2,265 864 2,004 2,108 2,219 169 182 195 5.2% 7.4% 332.8% 8.6% 8.8% 1.1x 1.0x 12.5x 11.6x 54.9x 28.2x AstranaHealth 1,679 1,793 1,987 2,637 3,126 170 208 249 25.4% 21.0% (100.0%) 7.9% 8.0% 0.6x 0.5x 8.1x 6.7x 16.4x NA (3) US Physical Therapy 1,438 1,337 671 737 782 82 93 100 7.9% 10.8% 20.8% 12.6% 12.8% 2.0x 1.8x 15.5x 14.3x 30.2x 27.2x Agilon 1,166 1,469 6,061 6,033 6,829 (154) (75) (18) 6.2% NM NM NM NM 0.2x 0.2x NM NM NM NM Enhabit 905 426 1,036 1,073 1,118 99 103 108 3.9% 4.1% 20.6% 9.6% 9.6% 0.8x 0.8x 8.7x 8.4x 28.8x 25.4x Definitive Healthcare 758 627 250 240 250 78 67 72 (0.1%) (3.9%) (2.5%) 28.0% 28.9% 3.2x 3.0x 11.3x 10.5x 17.3x 15.6x (4) InnoVage 486 461 807 895 989 21 39 60 10.8% 67.7% NM 4.3% 6.0% 0.5x 0.5x 12.5x 8.2x 54.0x NA Median 2,777 2,874 2,109 2,637 2,871 170 208 249 6.2% 7.8% 12.2% 9.9% 10.9% 1.2x 1.1x 11.7x 10.4x 23.8x 20.5x Average 7,134 5,769 4,056 4,269 4,650 547 571 629 7.8% 13.1% 43.4% 13.3% 13.8% 1.7x 1.5x 13.6x 11.9x 26.2x 19.7x (5) US Healthcare 8,368 8,207 7,997 150 435 741 (2.2%) 121.9% 5.3% 9.3% Source: Capital IQ as of February 26, 2025 Notes: 1. Pro forma for the acquisition of Intramed Plus 2. Pro forma for sale of Community Living Business 3. Pro forma for acquisition of 75% stake in MSO Metro 4. Pro forma for acquisition of Tabula Rasa Pharmacy Assets 5. Reflects the impact of divesting certain [***] SUPPLEMENTARY MATERIALS 23 STRICTLY PRIVATE AND CONFIDENTIAL

[***] indicates information has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. This PRELIMINARY – SUBJECT TO CHANGE AND REVIEW information has been filed separately with the Securities and Exchange Commission. 3 Blazing Star DCF Valuation Blazing Star Management Case Key Assumptions: Unlevered Free Cash Flow Build $MM, unless otherwise stated • Terminal year assumptions Q2 - Q4 2025E 2026E 2027E 2028E 2029E Terminal – Capital expenditures equal to 8/31/2025 8/31/2026 8/31/2027 8/31/2028 8/31/2029 Year 2029E Revenue 115,146 149,874 155,917 161,197 166,548 166,548 – Depreciation equal to capital % Growth (3.0)% 4.0% 3.4% 3.3% expenditures in terminal year (1) Consolidated Adj. EBITDA 2,750 3,763 4,136 4,442 4,696 4,696 – Δ in NWC calculated as 2029E % EBITDA Margin 2.4% 2.5% 2.7% 2.8% 2.8% 2.8% % change in revenue and (-) Depreciation (1,116) (1,560) (1,569) (1,591) (1,612) (1,176) assumed 1.5% revenue growth (-) Stock-Based Compensation (144) (259) (274) (286) (297) (297) (2) (264) (215) (163) (125) (114) (114) (-) Non-GAAP Cash Expenses Adj. EBITA, excl. Non-GAAP Expenses 1,226 1,728 2,130 2,441 2,672 3,108 (-) Cash Taxes (259) (327) (481) (552) (604) (703) % Tax Rate 21.1% 18.9% 22.6% 22.6% 22.6% 22.6% NOPAT 967 1,402 1,648 1,889 2,068 2,406 (+) Depreciation 1,116 1,560 1,569 1,591 1,612 1,176 (-) Capital Expenditures (859) (1,163) (1,210) (1,172) (1,176) (1,176) (+) (Increase) / Decrease in NWC 1,727 527 194 (54) (30) (14) [***] (+) Cencora Monetization 307 286 -- -- -- -- (+) Cencora AOI Net of Dividends (98) -- -- -- -- -- (+) After-Tax Non-Dark Rent ROU Lease Assets (33) (33) (18) -- -- -- (+) After-Tax Legal Settlements (excl. Opioids and Everly) (173) (20) (19) -- -- -- [***] (-) UK Pension Contribution -- (437) -- -- -- -- (3) 141 (109) (57) -- -- -- (-) Other Unlevered Free Cash Flow 3,174 1,862 1,876 2,179 2,399 2,317 Source: Blazing Star Management Notes: Impairment and Other costs 1. Adj. EBITDA assumes 100% ownership of VMD Markets, Summit and CityMD given default 3. Includes VFP mark to market, other treasury and affiliate cash flows, lease buyout, anti- under VillageMD’s Secured Loan from Blazing Star and subsequent forbearance agreement. dilutive stock repurchases, financing cash flows from finance leases, and FX 2. Includes Legal, Severance, Consultant, Transformational Cost Management, Acquisition, SUPPLEMENTARY MATERIALS 25 STRICTLY PRIVATE AND CONFIDENTIAL

PRELIMINARY – SUBJECT TO CHANGE AND REVIEW 3 Blazing Star DCF Valuation (Cont’d) Blazing Star Management Case Key Assumptions: Implied Share Price $MM, unless otherwise stated • 4.75-year DCF using mid-year discounting convention LTM EBITDA Exit Multiple 5.0x 6.0x 7.0x Discount Rate 9.0% 9.6% 10.3% 9.0% 9.6% 10.3% 9.0% 9.6% 10.3% • February 28, 2025 valuation date Aggregate Value Calculation – Free cash flow and terminal PV of Unlevered Free Cash Flow 9,774 9,674 9,576 9,774 9,674 9,576 9,774 9,674 9,576 value discounted back to February 28, 2025 Terminal Value 23,479 23,479 23,479 28,175 28,175 28,175 32,870 32,870 32,870 PV of Terminal Value 15,924 15,515 15,119 19,109 18,618 18,143 22,294 21,721 21,166 • Illustrative WACC range of 9.0% - 10.3% based on CAPM Aggregate Value 25,698 25,189 24,694 28,883 28,292 27,718 32,068 31,395 30,742 methodology % Value in Terminal Value 62.0% 61.6% 61.2% 66.2% 65.8% 65.5% 69.5% 69.2% 68.9% • Assumes terminal multiples of % Implied Perpetuity Growth Rate (1.2%) (0.6%) (0.1%) 0.4% 0.9% 1.5% 1.5% 2.1% 2.7% 5.0-7.0 LTM AV / EBITDA (-) Gross Debt (9,056) (9,056) (9,056) (9,056) (9,056) (9,056) (9,056) (9,056) (9,056) • Terminal year assumptions (+) Cash and Cash Equivalents 1,740 1,740 1,740 1,740 1,740 1,740 1,740 1,740 1,740 – Capital expenditures equal to (-) Net Debt (7,316) (7,316) (7,316) (7,316) (7,316) (7,316) (7,316) (7,316) (7,316) 2029E (-) Working Capital Normalization (709) (709) (709) (709) (709) (709) (709) (709) (709) – Depreciation equal to capital (-) Opioid Liability (3,874) (3,874) (3,874) (3,874) (3,874) (3,874) (3,874) (3,874) (3,874) expenditures in terminal year (-) Dark Rent (2,543) (2,543) (2,543) (2,543) (2,543) (2,543) (2,543) (2,543) (2,543) – Δ in NWC calculated as 2029E (-) After-Tax Everly Settlement (469) (469) (469) (469) (469) (469) (469) (469) (469) % change in revenue and (+) BrightSpring Investment 207 207 207 207 207 207 207 207 207 assumed 1.5% revenue growth (+) Other Investments 416 416 416 416 416 416 416 416 416 Equity Value 11,410 10,900 10,406 14,595 14,003 13,430 17,779 17,106 16,453 FDSO 889.1 889.1 889.1 889.1 889.1 889.1 889.1 889.1 889.1 Implied Share Price $12.83 $12.26 $11.70 $16.41 $15.75 $15.10 $20.00 $19.24 $18.51 AV Implied Metrics AV / 2025E Consolidated Adj. EBITDA ($3,710MM) 6.9x 6.8x 6.7x 7.8x 7.6x 7.5x 8.6x 8.5x 8.3x AV / 2026E Consolidated Adj. EBITDA ($3,763MM) 6.8x 6.7x 6.6x 7.7x 7.5x 7.4x 8.5x 8.3x 8.2x Source: Blazing Star Management As Presented on Valuation Summary SUPPLEMENTARY MATERIALS 26 STRICTLY PRIVATE AND CONFIDENTIAL

PRELIMINARY – SUBJECT TO CHANGE AND REVIEW 3 Blazing Star Weighted Average Cost of Capital CAPM Methodology Key Assumptions Weighted Average Cost of Capital WACC Calculation • Risk Free Rate: 4.5% based on 10-year U.S. Treasury – As of Unaffected Date of Assumption Notes Base Low High February 14, 2025 • Market Risk Premium: 6.0% Market Risk Premium (MRP) Morgan Stanley Estimated Market Risk Premium 6.0% 6.0% 6.0% based on Morgan Stanley Estimated Market Risk Premium Risk Free Rate (R ) Spot Rate 10-year U.S. Treasury 4.5% 4.5% 4.5% f • Beta: 1.30 based on Long-Term Predicted Beta per Barra – As of Unaffected Date of Predicted Beta Long-Term Predicted Beta per Barra 1.30 1.30 1.30 February 14, 2025 • Cost of Debt: 6.6% based on Sensitivity Adjustment +/- 1.0% from base (1.0%) 1.0% Blazing Star current weighted (2) average • Tax Rate: 22.6% based on Cost of Equity (K ) Calculated using the Capital Asset Pricing Model 12.3% 11.3% 13.3% E Blazing Star management estimates (1) • Capital Structure: 3-year average Pre-tax Cost of Debt (K ) 6.6% 6.6% 6.6% Weighted Average Cost of Debt D of Blazing Star’s debt / total (2) capitalization Tax Rate (t) Tax Rate per Blazing Star Mgmt 22.6% 22.6% 22.6% – 3-year average consistent with management’s stated priority to delever, analyst expectations Post-tax Cost of Debt (K ) 5.1% 5.1% 5.1% D and embedded potential to delever using proceeds from non-core assets / businesses (2) 3Y Average Blazing Star Debt / Total Capitalization 36.8% 36.8% 36.8% Debt / Total Capitalization Weighted Average KE * E/(D+E) + KD * (1-t) * D/(D+E) 9.6% 9.0% 10.3% Cost of Capital (WACC) Source: Capital IQ, Company Filings, Blazing Star Management Notes: 1. Weighted average cost of debt calculated based on current yields per Bloomberg as of 2/18/2025 2. Total debt excludes operating leases. Balance sheet per Blazing Star filings. SUPPLEMENTARY MATERIALS 27 STRICTLY PRIVATE AND CONFIDENTIAL

PRELIMINARY – SUBJECT TO CHANGE AND REVIEW (1) 5a Summary of Select Sellside Analyst Perspectives Premium / (Discount) to Current Referenced Public Companies Methodology Broker (Redacted) Broker Date Rating Disclosed Valuation Details Price Target Discounted Cash 1/30/2025 Buy 5-year DCF, 10% WACC $15.00 35.9% CVS Broker 1 Cowen Flow (DCF) 6.0x US Retail, 7.0x Boots, 6.0x CityMD / Summit, (3) Sum of the Parts Broker 2 DB 2/28/2025 Sell 0.0x VillageMD, 15.0x CareCentrix, 16.0x Shields $9.00 (18.5%) CVS (FY2025 EBITDA basis) Broker 3 JPM 1/27/2025 Buy 10.0x CY2026 EPS $15.00 35.9% CVS (3) Broker 4 RBC 1/14/2025 Buy 7.5x CY2025 adj. EPS $12.00 8.7% CVS Broker 5 Truist 1/31/2025 Hold ~7.7x FY2026 adj. cash EPS $12.00 8.7% N/A CVS, CAH, COR, MCK, CI, CNC, ELV, Broker 6 Leerink 2/11/2025 Hold ~7x CY2025 EPS $11.50 4.2% HUM, UNH, DGX, LH, HCA, COST, KR, (3) TGT, WMT (3) Broker 7 UBS 1/29/2025 Hold 5.0x AV / NTM EBITDA $11.00 (0.4%) CVS Multiples CVS, LDG, MHS, WMT, KR, SVU, (2) Broker 8 Jefferies 1/13/2025 Hold 9.5x FY2026 EPS $11.00 (0.4%) (3) PJC Broker 9 HSBC 1/13/2025 Sell 3.3x AV / FY2025 EBITDA $10.00 (9.4%) CVS (3) Broker 10 BofA 1/30/2025 Sell 6.0x CY2025 EPS $8.50 (23.0%) CVS, DG, DLTR (3) Broker 11 MS 1/31/2025 Sell 5.0x CY2025 EPS $7.00 (36.6%) CVS Broker 12 Argus 1/31/2025 Hold 8.0x FY2029 EPS, 10% Discount Rate - N/A COST, TGT, KR, SYY, STZ, DG, BJ Multiples & Discounted Cash Broker 13 Evercore 1/10/2025 Hold Mix of DCF and Relative Analysis (Multiples) $9.00 (18.5%) ABC, CAH, CVS, MCK Flow (DCF) Median $11.00 (0.4%) Average $10.92 (1.1%) Low $7.00 (36.6%) High $15.00 35.9% Sources: Capital IQ as of February 26, 2025, Broker Reports Notes: As Presented on 1. Excludes Cleveland Research, Mizuho, Nephron, Raymond James, Morningstar and Wolfe Valuation Summary 2. EPS multiple excludes Cencora 3. Peer set as of initiation report SUPPLEMENTARY MATERIALS 30 STRICTLY PRIVATE AND CONFIDENTIAL

PRELIMINARY – SUBJECT TO CHANGE AND REVIEW Selected Multi-Site Provider Precedent Transactions Sorted By Ann. Date Acquiror Target AV ($MM) AV / LTM EBITDA (1) Nov-24 Astrana Health Assets of Prospect Health System 745 9.2x Jun-23 UnitedHealth Amedisys 3,730 14.7x Jul-21 Cano Health Doctor's Medical Center 300 13.6x Jun-21 Cano Health University Health Center 600 16.2x Apr-22 CD&R Kindred at Home 3,400 12.0x Mar-22 UnitedHealth LHC Group 6,021 22.7x Apr-21 Humana Kindred Healthcare 8,200 12.7x (2) Feb-21 BrightSpring Abode Healthcare 775 15.5x Nov-20 Providence Service Corporation Simplura Health Group 575 11.6x (2) Oct-20 Thomas H Lee Care Hospice 750 15.0x (3) Oct-20 HIG Capital St. Croix Hospice 580 15.5x (3) Sep-20 Vistria / Centerbridge Help at Home 1,400 12.2x Jan-20 TPG (Minority Stake) Kelsey-Seybold 1,200 12.0x (3) Oct-19 Towerbrook / Ascension Compassus 1,000 11.8x Feb-19 Amedisys Compassionate Care Hospice Group 340 12.6x Jun-18 KKR Envision Healthcare Corporation 9,848 10.9x Jul-18 Kindred Healthcare CURO Health Services 1,400 12.7x Apr-18 LHC Group Almost Family 993 16.0x Dec-17 Optum DaVita Medical Group 4,300 12.3x Aug-17 Ares Dupage Medical Group 1,450 11.7x Jan-17 Optum Surgical Care Affiliates 3,407 16.9x Oct-14 Kindred Healthcare Gentiva Health Services 1,806 11.1x Sep-13 Gentiva Health Services Harden Healthcare Holdings 409 11.1x Median 1,200 12.6x Mean 2,314 13.5x 25th Percentile 673 11.7x Source: Company filings and press releases Notes: 75th Percentile 3,404 15.2x 1. Represents multiple based on CY’24E EBITDA of $81MM per press release 2. Based on purchase price and EBITDA per PE Hub 3. Based on the midpoint of EBITDA provided by PE Hub SUPPLEMENTARY MATERIALS 33 STRICTLY PRIVATE AND CONFIDENTIAL

PRELIMINARY – SUBJECT TO CHANGE AND REVIEW Blazing Star Capitalization Table Market Data as of Unaffected Date of February 14, 2025 Blazing Star Fully Diluted Shares Outstanding and Equity to Aggregate Value Bridge • Blazing Star basic share count and dilutive FDSO Build Inside View securities detail as Share Price as of Unaffected Date of February 14, 2025 $9.70 provided by Blazing Star Basic Shares Outstanding 864.2 (+) Dilution 25.0 Management as of Fully Diluted Shares Outstanding 889.1 February 16, 2025 Dilutive Securities • Dilution associated with Weighted Avg. Amount stock options calculated Dilution per Treasury Stock Method Dilutive Effect Exercise Price Outstanding based on treasury stock Performance-Based Stock Units -- 17.6 17.6 method for closing price as Restrictured Stock Units -- 7.4 25.0 of February 14, 2025 Stock Options $61.4 10.7 -- Total Dilution 25.0 • Total debt and cash Aggregate Value Walk information as of November Share Price as of Unaffected Date of February 14, 2025 $9.70 30, 2024, per Blazing Star FDSO 889.1 Q1’25 10-Q filing and latest Equity Value 8,624 public filings (+) Gross Debt 9,056 (1) (-) Cash and Cash Equivalents (1,740) (+) Net Debt 7,316 (+) Working Capital Norrmalization 709 (2) (+) Opioid Liability 3,874 (3) (+) Dark Rent 2,543 (4) (+) After-Tax Everly Settlement 469 (+) Pension Liability 448 (-) Cencora Investment (593) (-) BrightSpring Investment (207) (-) Other Investments (416) Total Bridging Items 14,144 Aggregate Value 22,769 Source: Capital IQ as of February 14, 2025, Company Filings, Blazing Star Management Notes: 3. See page 36 for detail 1. Total cash and cash equivalents includes $295MM of Cencora monetization and $254MM of 4. Tax affected per management provided FY2025E adjusted effective tax rate of 21.1%. proceeds from sale of Brightspring per Blazing Star management 2. See page 35 for detail SUPPLEMENTARY MATERIALS 34 STRICTLY PRIVATE AND CONFIDENTIAL

PRELIMINARY – SUBJECT TO CHANGE AND REVIEW Blazing Star Opioid Liability Payment Schedule (1) Per Blazing Star Management Opioid Liability Payment Schedule Fiscal Year Ending August 31 2025E 2026E 2027E 2028E 2029E 2030E 2031E 2032E 2033E 2034E 2035E 2036E 2037E 2038E 2039E 2040E Multi-State 340 348 348 351 334 344 344 344 344 344 344 344 337 – – – Other 285 238 202 217 197 177 161 95 93 93 93 98 98 59 44 9 Total Opioid Payments 625 586 551 567 531 522 506 440 438 438 438 443 435 59 44 9 (-) Non-Tax Deductible Payments (217) (179) (179) (182) (151) (30) (34) (1) (1) (1) (1) (2) (2) (2) (2) (2) Tax-Deductible Payments 409 407 372 385 380 491 472 439 437 437 437 441 433 57 42 7 (-) Taxes (86) (77) (84) (87) (86) (111) (107) (99) (99) (99) (99) (100) (98) (13) (10) (2) % Effective Tax Rate 21.1% 18.9% 22.6% 22.6% 22.6% 22.6% 22.6% 22.6% 22.6% 22.6% 22.6% 22.6% 22.6% 22.6% 22.6% 22.6% (+) Non-Tax Deductible Payments 217 179 179 182 151 30 34 1 1 1 1 2 2 2 2 2 After-Tax Opioid Payments 539 509 466 480 445 411 399 340 339 339 339 343 337 46 35 7 (2) 3,874 Total Present Value of Opioid Cash Flows Source: Blazing Star Management Notes: 1. Per payment schedule provided on 2/17/2025 2. Assumes valuation date of 2/28/2025; Discount rate of 6.6% per weighted average cost of debt used in WACC calculation SUPPLEMENTARY MATERIALS 35 STRICTLY PRIVATE AND CONFIDENTIAL

PRELIMINARY – SUBJECT TO CHANGE AND REVIEW Blazing Star Dark Rent Liability Payment Schedule (1) Per Blazing Star Management Dark Rent Payment Schedule Fiscal Year Ending August 31 2025E 2026E 2027E 2028E 2029E 2030E 2031E 2032E 2033E 2034E 2035E 2036E 2037E 2038E 2039E 2040E Dark Rent Payments 411 417 457 426 334 312 358 318 278 239 199 159 119 80 40 – (2) 2 (24) (42) (65) (83) (60) – – – – – – – – – – (+) Lease Buyback Adjustment (-) Taxes (87) (79) (103) (96) (75) (71) (81) (72) (63) (54) (45) (36) (27) (18) (9) – % Effective Tax Rate 21.1% 18.9% 22.6% 22.6% 22.6% 22.6% 22.6% 22.6% 22.6% 22.6% 22.6% 22.6% 22.6% 22.6% 22.6% 22.6% Dark Rent Payments, After-Tax 323 362 396 395 341 302 277 246 215 185 154 123 92 62 31 – (3) Total Present Value of Opioid Cash Flows 2,543 Source: Blazing Star Management Notes: 1. Per payment schedule provided on 2/17/2025 2. Adjustments represent revised sub-lease projection per management 3. Assumes valuation date of 2/28/2025; Discount rate of 6.6% per weighted average cost of debt used in WACC calculation SUPPLEMENTARY MATERIALS 36 STRICTLY PRIVATE AND CONFIDENTIAL

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